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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  May 11, 2004


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          Delaware                   313345                    68-0490580
(State or other jurisdiction of    (Commission                (IRS Employer
 incorporation or organization)    File Number)             Identification No.)



                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
              (Registrant's telephone number, including area code)





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ITEM 7.   STATEMENTS AND EXHIBITS.

      (c)       Exhibits.

                99.1 Pacific Energy Partners, L.P., press release dated May 11, 2004.

ITEM 9.   REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is a copy of the press release of Pacific Energy Partners, L.P., dated May 11, 2004, announcing the closing of the Rangeland Pipeline System acquisition.

     In accordance with General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 9 of Form 8-K and is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PACIFIC ENERGY PARTNERS, L.P.

                                     By:  PACIFIC ENERGY GP, INC.
                                          its General Partner



                                     By:
                                          -----------------------------------
                                          Gerald A. Tywoniuk
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer
                                          Pacific Energy GP, Inc.
                                          General Partner of
                                          Pacific Energy Partners, L.P.

Date:  May 11, 2004

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                                  EXHIBIT INDEX



    Exhibit
    Number                                  Description
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Exhibit 99.1          Press Release of Pacific Energy Partners, L.P., dated May
                      11, 2004